UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 21, 2012

PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando, FL 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

The purpose of this Form 8-K is to update the Registration Statement on Form S-3, file No. 333-178003, filed by Parkway Properties, Inc. (the “Company” or “Parkway”) with the Securities and Exchange Commission on November 15, 2011.  The information contained in this Form 8-K is incorporated by reference into the above mentioned Registration Statement.

During the period October 1, 2011 through December 31, 2011, Parkway entered into contracts to sell 28 office properties totaling 4.8 million square feet with the sale of nine properties with 2.0 million square feet completed on December 31, 2011 and the remaining sale of 19 properties with 2.8 million square feet expected to be completed during the first quarter of 2012 (the “Dispositions”).  Set forth in Item 9.01 are pro-forma financial statements considering the impact of the Dispositions.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

Certain statements in this current report relating to the Company’s expectations as to the timing of the disposition and descriptions relating to these expectations are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current belief as to the outcome and timing of future events.  There can be no assurance that future developments affecting the Company will be those anticipated by the Company.  These forward-looking statements involve risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: changes in the real estate industry and in performance of the financial markets; tenant financial difficulties and general economic conditions, including interest rates, as well as economic conditions in those areas where the Company owns properties; the failure to sell properties as and when anticipated; the risk that a condition to closing of these transactions may not be satisfied; and other risks and uncertainties detailed from time to time in the Company’s SEC filings.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s results could differ materially from those expressed in the forward-looking statements.  The Company does not undertake to update forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(a) Pro-forma Financial Statements

     The following unaudited Pro Forma Consolidated Financial Statements of Parkway for the years ended December 31, 2010, 2009 and 2008 and as of and for the nine months ended September 30, 2011 are attached hereto:

Page
Pro Forma Consolidated Financial Statements (Unaudited)	F-1
Pro Forma Consolidated Balance Sheet (Unaudited) - As of September 30, 2011	F-3
Pro Forma Consolidated Statement of Operations (Unaudited) -
for the Nine Months Ended September 30, 2011	F-4

Pro Forma Consolidated Statement of Operations (Unaudited) -
for the Year Ended December 31, 2010 Pro Forma Consolidated Statement of Operations (Unaudited) -	F-5
for the Year Ended December 31, 2009 Pro Forma Consolidated Statement of Operations (Unaudited) -	F-6
for the Year Ended December 31, 2008 Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-7 F-8

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 21, 2012	PARKWAY PROPERTIES, INC.

By:	/s/ Mandy M. Pope
Executive Vice President and Chief Accounting Officer

PARKWAY PROPERTIES, INC.

Pro Forma Consolidated Financial Statements
(Unaudited)

During the period October 1, 2011 through December 31, 2011, Parkway Properties, Inc. (the “Company” or “Parkway”) entered into contracts to sell 28 office properties totaling 4.8 million square feet with the sale of nine properties with 2.0 million square feet completed on December 31, 2011 and the remaining sale of 19 properties with 2.8 million square feet expected to be completed during the first quarter of 2012.

As part of Parkway’s new strategic objective of being a leading owner of high quality office assets in higher growth markets in the Sunbelt, the Company is undergoing an active asset recycling program.  In December 2011, the Company completed the sale of its interest in nine assets owned by Parkway Properties Office Fund, L.P. (“Fund I”) to its existing partner in the fund.  The completed sale of Fund I assets included nine properties totaling approximately 2.0 million square feet in five markets, representing a majority of the Fund I assets.  The sale of the four remaining assets in the Fund I portfolio is expected to close by the end of the first quarter of 2012, subject to obtaining necessary lender consents and customary closing conditions.  For additional information with respect to the completed and pending Fund I sales, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2012.  Parkway received approximately $11.3 million in net proceeds at the initial closing of the Fund I assets, which were used to reduce amounts outstanding under the Company's credit facility.

The gross sale price for all Fund I assets, including the properties that have yet to close, is $344.3 million.  The Fund I assets had a total of $293.1 million in non-recourse mortgage loans, of which $82.7 million was Parkway’s share, with a weighted average interest rate of 5.6%.  The remaining four assets in the Fund I portfolio have a total of $77.0 million in non-recourse mortgage loans, of which $19.3 million is Parkway’s share.

In connection with the completed and pending sale of the Fund I assets, the Company is expected to record an impairment loss in 2011 in discontinued operations totaling $105.4 million, of which $29.3 million was Parkway’s share and a gain on sale of real estate from discontinued operations of $11.3 million, of which $3.2 million was Parkway’s share.  Additionally, Parkway is expected to record a loss on extinguishment of debt in discontinued operations of $267,000.

The Company is under contract to sell a non-core portfolio of 15 assets (the “Non-Core Portfolio”) in Jackson, Memphis and Richmond for a gross sale price of $147.5 million.  The sale is expected to close by the end of the first quarter of 2012, subject to the buyer’s successful assumption of certain existing mortgage loans and customary closing conditions.

The Company recognized a total non-cash impairment loss of approximately $57.2 million in the fourth quarter of 2011 related to the Non-Core Portfolio as well as a parcel of land and two remaining assets in Jackson and Memphis; however, this is only an estimate and could change based primarily upon the ultimate timing of the sale.  Additionally, the Company recorded a non-cash charge to interest expense in discontinued operations of $2.3 million in the fourth quarter of 2011 related to an interest rate swap related to one of the non-core assets.  For additional information with respect to the Non-Core Portfolio, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2012.

On January 9, 2012 the Company completed the previously announced sale of 111 East Wacker, a 1.0 million square foot office property located in the central business district of Chicago, Illinois, for a gross sale price of $150.6 million.  At closing, the buyer assumed the $147.9 million first mortgage secured by the property.  Parkway received net cash proceeds from the sale after the assumption of the first mortgage of approximately $2.8 million, which the Company used to reduce amounts outstanding under the Company's revolving credit facility.

Upon its maturity on June 1, 2011, the Company elected not to repay an $8.6 million non-recourse mortgage loan secured by the Wells Fargo Building, a 134,000 square foot office building in Houston.  A third-party buyer purchased the mortgage and accepted a deed in lieu of loan foreclosure on the property on December 9, 2011.  The Company recognized a non-cash impairment loss on the property of $7.0 million during the third quarter of 2011.  During the fourth quarter of 2011, the Company recorded an additional impairment loss of $4.6 million, a gain on the forgiveness of debt of $8.6 million, and reclassified all current and prior period operations and net loss associated with the Wells Fargo Building to discontinued operations.

The following pro forma consolidated balance sheet (unaudited) as of September 30, 2011 and pro forma consolidated statements of operations (unaudited) of Parkway Properties, Inc. for the nine months ended September 30, 2011 and the years ended December 31, 2010, 2009 and 2008, give effect to the sale and/or pending sale of the Fund I Portfolio and the Non-Core Portfolio (the “Dispositions”), the sale of the 111 East Wacker office building and the Company’s conveyance of the deed in lieu of foreclosure and the corresponding forgiveness of debt on the Wells Fargo Building.  The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effects of the Dispositions, the sale of 111 East Wacker and the conveyance of the deed in lieu of foreclosure on the Wells Fargo Building as if they had been consummated on September 30, 2011.

The pro forma consolidated statements of operations set forth the effect of the Dispositions and the conveyance of the deed in lieu of foreclosure on the Wells Fargo Building as if all had been consummated on January 1, 2008.  Additionally, the impairment losses totaling $4.1 million recorded in the fourth quarter of 2010 in connection with the sale of the Glen Forest building in Richmond, Virginia and the Tower at 1301 Gervais building in Columbia, South Carolina have been reclassified to discontinued operations as if all had been consummated on January 1, 2008.  The sales of Glen Forest and Tower at 1301 Gervais were completed during the third quarter of 2011.

These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the transaction had occurred on the dates indicated or which may be obtained in the future.  The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 10-K for the year ended December 31, 2010 and as adjusted by the Company’s Current Report on Form 8-K dated November 15, 2011.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2011
(Unaudited)

	Parkway	Pro Forma
	As Reported	Adjustments	Parkway
	(a)	(b)	Pro Forma
	(In thousands, except share data)

Assets
Real estate related investments:
Office and parking properties	$1,685,906	$(566,266)	$1,119,640
Office property held for sale	134,963	(134,963)	-
Land held for development	609	(609)	-
Accumulated depreciation	(275,729)	93,724	(182,005)
	1,545,749	(608,114)	937,635

Land available for sale	750	-	750
Mortgage loans	1,500	-	1,500
	1,547,999	(608,114)	939,885

Rents receivable and other assets	133,799	(38,292)	95,507
Intangible assets, net	116,736	(15,021)	101,715
Other assets held for sale	31,983	(31,983)	-
Management contracts, net	50,714	-	50,714
Cash and cash equivalents	32,951	(9,957)	22,994
	$1,914,182	(703,367)	$1,210,815

Liabilities
Notes payable to banks	$113,852	$(106,569)	$7,283
Mortgage notes payable	830,709	(331,110)	499,599
Accounts payable and other liabilities	123,409	(29,179)	94,230
Liabilities held for sale	165,340	(165,340)	-
	1,233,310	(632,198)	601,112

Equity
Parkway Properties, Inc. stockholders' equity:
8.00% Series D Preferred stock, $.001 par value, 5,421,296 and
4,374,896 shares authorized, issued and outstanding in	128,942	-	128,942
2011 and 2010, respectively
Common stock, $.001 par value, 64,578,704 and 65,625,104
shares authorized in 2011 and 2010, respectively, 22,118,817 and 21,923,610 shares issued and outstanding in 2011 and
2010, respectively	22	-	22
Common stock held in trust, at cost, 12,070 and 58,134
shares in 2011 and 2010, respectively	(309)	-	(309)
Additional paid-in capital	517,527	-	517,527
Accumulated other comprehensive loss	(5,704)	2,533	(3,171)
Accumulated deficit	(209,732)	(46,760)	(256,492)
Total Parkway Properties, Inc. stockholders' equity	430,746	(44,227)	386,519
Noncontrolling interest - real estate partnerships	250,126	(26,942)	223,184
Total equity	680,872	(71,169)	609,703
	$1,914,182	(703,367)	$1,210,815

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(Unaudited)

	Parkway	Pro Forma
	As Reported	Adjustments	Parkway
	(a)	(b)	Pro Forma
	(In thousands, except per share data)

Revenues
Income from office and parking properties	$170,244	$(62,452)	$107,792
Management company income	9,990	(57)	9,933
Total revenues	180,234	(62,509)	117,725

Expenses and other
Property operating expense	79,156	(30,977)	48,179
Depreciation and amortization	64,519	(25,429)	39,090
Impairment loss on real estate	107,240	(107,240)	-
Impairment loss on mortgage loan receivable	9,235	-	9,235
Change in fair value of contingent consideration	(12,000)	-	(12,000)
Management company expenses	8,398	(203)	8,195
General and administrative	5,380	2,077	7,457
Acquisition costs	16,754	-	16,754
Total expenses	278,682	(161,772)	116,910

Operating income (loss)	(98,448)	99,263	815

Other income and expenses
Interest and other income	849	-	849
Equity in earnings of unconsolidated joint ventures	65	(65)	-
Gain on sale of real estate	743	-	743
Interest expense	(37,280)	17,853	(19,427)

Income (loss) before income tax expense	(134,071)	117,051	(17,020)
Income tax expense	(50)	-	(50)

Income (loss) from continuing operations	(134,121)	117,051	(17,070)
Net loss attributable to noncontrolling interests	84,112	(80,255)	3,857

Dividends on preferred stock	(7,341)	-	(7,341)
Loss from continuing operations attributable to common stockholders	$(57,350)	$36,796	$(20,554)

Loss from continuing operations per common share
Basic	$(2.67)		$(0.96)
Diluted	$(2.67)		$(0.96)

Weighted average shares outstanding:
Basic	21,489		21,489
Diluted	21,489		21,489

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(Unaudited)

	Parkway	Pro Forma
	As Reported	Adjustments	Parkway
	(a)	(b)	Pro Forma
	(In thousands, except per share data)

Revenues
Income from office and parking properties	$182,747	$(87,223)	$95,524
Management company income	1,652	(84)	1,568
Total revenues	184,399	(87,307)	97,092

Expenses and other
Property operating expense	86,931	(42,445)	44,486
Depreciation and amortization	65,117	(35,977)	29,140
Impairment loss on real estate	4,120	(4,120)	-
Management company expenses	3,961	(380)	3,581
General and administrative	7,382	2,981	10,363
Total expenses and other	167,511	(79,941)	87,570

Operating income	16,888	(7,366)	9,522

Other income and expenses
Interest and other income	1,487	-	1,487
Equity in earnings of unconsolidated joint ventures	326	(326)	-
Gain on involuntary conversion	40	-	40
Interest expense	(40,677)	24,921	(15,756)

Loss from continuing operations	(21,936)	17,229	(4,707)
Net loss attributable to noncontrolling interests	10,789	(9,941)	848
Dividends on preferred stock	(6,325)	-	(6,325)
Loss from continuing operations attributable to common stockholders	$(17,472)	$7,288	$(10,184)

Loss from continuing operations per common share
Basic	$(0.82)		$(0.48)
Diluted	$(0.82)		$(0.48)

Weighted average shares outstanding:
Basic	21,421		21,421
Diluted	21,421		21,421

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(Unaudited)

	Parkway	Pro Forma
	As Reported	Adjustments	Parkway
	(a)	(b)	Pro Forma
	(In thousands, except per share data)

Revenues
Income from office and parking properties	$191,669	$(94,948)	$96,721
Management company income	1,870	(88)	1,782
Total revenues	193,539	(95,036)	98,503

Expenses and other
Property operating expense	92,084	(45,949)	46,135
Depreciation and amortization	66,593	(38,373)	28,220
Management company expenses	2,299	(309)	1,990
General and administrative	6,108	3,305	9,413
Total expenses and other	167,084	(81,326)	85,758

Operating income	26,455	(13,710)	12,745

Other income and expenses
Interest and other income	1,609	(10)	1,599
Equity in earnings of unconsolidated joint ventures	445	(19)	426
Other-than-temporary impairment loss on investment in unconsolidated joint ventures	(8,817)	-	(8,817)
Gain on involuntary conversion	823	-	823
Gain on sale of real estate	470	-	470
Interest expense	(40,846)	26,124	(14,722)

Loss from continuing operations	(19,861)	12,385	(7,476)
Net loss attributable to noncontrolling interests	10,562	(10,640)	(78)
Dividends on preferred stock	(4,800)	-	(4,800)
Loss from continuing operations attributable to common stockholders	$(14,099)	$1,745	$(12,354)

Loss from continuing operations per common share
Basic	$(0.73)		$(0.64)
Diluted	$(0.73)		$(0.64)

Weighted average shares outstanding:
Basic	19,304		19,304
Diluted	19,304		19,304

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
(Unaudited)

	Parkway	Pro Forma
	As Reported	Adjustments	Parkway
	(a)	(b)	Pro Forma
	(In thousands, except per share data)

Revenues
Income from office and parking properties	$188,117	$(89,014)	$99,103
Management company income	1,936	(85)	1,851
Total revenues	190,053	(89,099)	100,954

Expenses and other
Property operating expense	91,989	(43,721)	48,268
Depreciation and amortization	66,287	(37,109)	29,178
Impairment loss on real estate	2,542	-	2,542
Management company expenses	1,947	(421)	1,526
General and administrative	9,725	3,148	12,873
Total expenses and other	172,490	(78,103)	94,387

Operating income	17,563	(10,996)	6,567

Other income and expenses
Interest and other income	1,332	(156)	1,176
Equity in earnings of unconsolidated joint ventures	894	3	897
Interest expense	(44,315)	25,216	(19,099)

Loss from continuing operations	(24,526)	14,067	(10,459)
Net loss attributable to noncontrolling interests	11,369	(11,123)	246
Dividends on preferred stock	(4,800)	-	(4,800)
Loss from continuing operations attributable to common stockholders	$(17,957)	$2,944	$(15,013)

Loss from continuing operations per common share
Basic	$(1.20)		$(1.00)
Diluted	$(1.20)		$(1.00)

Weighted average shares outstanding:
Basic	15,023		15,023
Diluted	15,023		15,023

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

PARKWAY PROPERTIES, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects the Company’s historical balance sheet as of September 30, 2011.

b.
Reflects the pro forma adjustments for the Dispositions and the sale of 111 East Wacker office building in Chicago, Illinois.  The amounts represent the necessary adjustments to remove the assets and liabilities sold to the buyer as if the sales had occurred on September 30, 2011.  In addition, the impact of the conveyance of the deed in lieu of foreclosure and the forgiveness of debt for the Wells Fargo office property in Houston is included in the adjustments.

Unaudited Pro Forma Consolidated Statement of Operations for Nine Months Ended September 30, 2011

a.	Reflects our historical operations for the nine months ended September 30, 2011 as reported.

b.
Reflects the pro forma adjustments to revenues, expenses, property management fees, asset management fees, depreciation and amortization, interest expense and loss attributable to noncontrolling interests for the following as if all had been consummated on January 1, 2008:

1.	The Dispositions.
2.	The conveyance of the deed in lieu of foreclosure and the forgiveness of debt for the Wells Fargo office building in Houston.

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2010

a.	Reflects our historical operations for the year ended December 31, 2010 as reported in our 2010 Form 10-K and as adjusted by our Current Report on Form 8-K, dated November 15, 2011.

b.
Reflects the pro forma adjustments to revenues, expenses, property management fees, asset management fees, depreciation and amortization, interest expense and loss attributable to noncontrolling interests for the following as if all had been consummated on January 1, 2008:

1.	The Dispositions.
2.	The conveyance of the deed in lieu of foreclosure and the forgiveness of debt for the Wells Fargo office building in Houston.
3.
The reclassification of impairment losses to discontinued operations in connection with the sale of the Glen Forest building in Richmond, Virginia and the Tower at 1301 Gervais building in Columbia, South Carolina totaling $4.1 million.

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2009

a.	Reflects our historical operations for the year ended December 31, 2009 as reported in our 2010 Form 10-K and as adjusted by our Current Report on Form 8-K, dated November 15, 2011.

b.
Reflects the pro forma adjustments to revenues, expenses, property management fees, asset management fees, depreciation and amortization, interest expense and loss attributable to noncontrolling interests for the following as if all had been consummated on January 1, 2008:

1.	The Dispositions.
2.	The conveyance of the deed in lieu of foreclosure and the forgiveness of debt for the Wells Fargo office building in Houston.

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2008

a.	Reflects our historical operations for the year ended December 31, 2008 as reported in our 2010 Form 10-K and as adjusted by our Current Report on Form 8-K, dated November 15, 2011.

b.
Reflects the pro forma adjustments to revenues, expenses, property management fees, asset management fees, depreciation and amortization, interest expense and loss attributable to noncontrolling interests for the following as if all had been consummated on January 1, 2008:

1.	The Dispositions.
2.	The conveyance of the deed in lieu of foreclosure and the forgiveness of debt for the Wells Fargo office building in Houston.